UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 284 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The results of matters submitted to a stockholder vote at the Annual Meeting of Stockholders of the Company held on June 16, 2016 (the “2016 Annual Meeting”) in Boston, Massachusetts are as follows:

Proposal 1: Election of Directors. Three nominees were elected to serve on the Board until the 2019 annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
Dr. Remy Luthringer	15,542,602	173,572	1,122,072
Dr. Francesco De Rubertis	15,350,882	365,292	1,122,072
Dr. Fouzia Laghrissi-Thode	15,350,882	365,292	1,122,072

Proposal 2: Ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2016. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016 was ratified with the votes set forth below:

For	Against	Abstain
16,466,594	336,257	35,395

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Mark S. Levine
Name:	Mark S. Levine
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 17, 2016